UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 of our Report on Form 8-K filed on February 9, 2006 is hereby amended to reading its entirety as follows:

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 9, 2006, etrials Worldwide, Inc. (formerly CEA Acquisition Corporation) (the “Company”), dismissed BDO Seidman, LLP as its independent certified public accountants in connection with the closing of the merger of etrials Acquisition, Inc. with and into etrials Worldwide, Inc. on February 9, 2006. The decision was approved by the Board of Directors of the Company.

The report of BDO Seidman, LLP on the Company’s balance sheet as of December 31,2004 and the related statements of operations, stockholders’ equity and cash flows for the year then ended and the period from October 14, 2003 (inception) to December 31, 2004 did not contain any adverse opinion or disclaimer of opinion.

The report of BDO Seidman, LLP on the Company’s balance sheets as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity and cash flows for the years then ended December 31, 2005 and 2004 and the period from October 14, 2003 (inception) to December 31, 2005, respectively did not contain an adverse opinion or disclaimer of opinion. However, such report dated February 2, 2006 contained an explanatory paragraph relating to the ability of the Company to continue as a going concern.

During the Company’s fiscal years ended December 31, 2005 and 2004 and any subsequent interim period preceding the termination (through February 9, 2006), there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

There were no reportable events as described in Item 304 (a) (i)(v) of regulation S-K.

The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman, LLP in response to that request, dated February 22, 2006 is filed as Exhibit 16.1 to this Form 8-K

(b) On February 9, 2006 Ernst & Young LLP (“E&Y”) was engaged as the Company’s new independent certified public accountants. During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Company has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None

(c)	Exhibits.

Exhibit No.	Description
16.1	Letter from BDO Seidman, LLP dated February 22, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETRIALS WORLDWIDE, INC. (Registrant)

Date: February 23, 2006	By:	/S/ John K. Cline
	Name:	John K. Cline
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO Seidman, LLP dated February 22, 2006 regarding change in certifying accountant.

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